Nationwide Life Insurance Company of America • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Company of America • Nationwide Provident VLI Separate Account A

Prospectus supplement dated April 6, 2009 to
Survivor Options Premier Prospectus dated May 1, 2008
Special Product Prospectus dated May 1, 2000
Options Plus Prospectus dated May 1, 2008
Options Premier Prospectus dated May 1, 2008
Survivor Options Elite Prospectus dated May 1, 2008
Options VL Prospectus dated May 1, 2002
Survivor Options Plus Prospectus dated May 1, 2000
Survivor Options VL Prospectus dated May 1, 2000

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Board of Trustees for the Nationwide Variable Insurance Trust has approved a merger pursuant to which the assets of the Nationwide Variable Insurance Trust - JPMorgan NVIT Balanced Fund: Class IV will merge into the Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II, effective April 24, 2009.  As a result of this reorganization, effective April 24, 2009 the Nationwide Variable Insurance Trust - JPMorgan NVIT Balanced Fund: Class IV will no longer be available as an investment option in your contract and all references in your prospectus to Nationwide Variable Insurance Trust - JPMorgan NVIT Balanced Fund: Class IV will mean Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II.

For further information or forms, please contact Nationwide at the address and phone number shown on page 1 of your prospectus, or visit www.nationwide.com.